Exhibit 99.1

(1)           On June 8, 2011, Broadband Acquisition Corporation, a Delaware corporation (“Merger Sub”), merged with and into the Issuer (the “Merger”) pursuant to an Agreement and Plan of Merger dated February 13, 2011, among the Issuer, Merger Sub, EchoStar Corporation, a Nevada corporation (“EchoStar”) and EchoStar Satellite Services, L.L.C., a Colorado limited liability company.  Upon consummation of the Merger, Merger Sub merged with and into the Issuer, the separate corporate existence of Merger Sub ceased, and the Issuer continued as the surviving corporation and a wholly-owned subsidiary of EchoStar.  Upon the consummation of the Merger, all shares of common stock of the Issuer that were outstanding immediately prior to the consummation of the Merger owned of record by Apollo Investment Fund IV, L.P. (“AIF IV Fund”), Apollo Overseas Partners IV, L.P. (“Overseas IV”), AIF IV/RRRR LLC (“RRRR LLC”), AP/RM Acquisition LLC (“AP/RM LLC) and ST/RRRR LLC (“ST LLC,” and together with AIF IV Fund, Overseas IV, RRRR LLC and AP/RM LLC, the “Apollo Funds”) were cancelled and converted into the right to receive $60.70 per share.  Apollo Management IV, L.P. (“Management IV”) serves as the manager of each of the Apollo Funds.  Apollo Advisors IV, L.P. (“Advisors”) is the general partner of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P.  Apollo Capital Management IV, Inc. (“Capital Management IV”) is the general partner of Advisors.  The sole stockholder of Capital Management IV is Apollo Principal Holdings I, L.P. (“Apollo Principal”).  Apollo Principal Holdings I GP, LLC (“Apollo Principal GP”) is the general partner of Apollo Principal.  Apollo Management, L.P. (“Apollo Management”) is the general partner of Management IV.  Apollo Management GP, LLC (Management GP”) is the general partner of Apollo Management.  Apollo Management Holdings, L.P.(“Management Holdings”)  is the general partner of Management GP.  Apollo Management Holdings GP, LLC (“Holdings GP”) is the general partner of Management Holdings.  Each of the Apollo Funds, Management IV, Advisors, Capital Management IV, Apollo Principal, Apollo Principal GP, Apollo Management, Management GP, Management Holdings, Holdings GP and Messrs. Leon Black, Joshua Harris and Marc Rowan, the principal executive officers and managers of Holdings GP and Apollo Principal GP, disclaim ownership of all shares reported herein in excess of their pecuniary interests, if any, and this report shall not be deemed an admission that any such person or entity is the beneficial owner of, or has any pecuniary interest in, such securities for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or for any other purpose.

This Statement on Form 4 is filed by Apollo Management IV, L.P., Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., AIF IV/RRRR LLC, AP/RM Acquisition LLC, ST/RRRR LLC, Apollo Advisors IV, L.P, Apollo Capital Management IV, Inc., Apollo Principal Holdings I, L.P., Apollo Principal Holdings I GP, LLC, Apollo Management, L.P., Apollo Management GP, LLC, Apollo Management Holdings, L.P., Apollo Management Holdings GP, LLC.  The principal business address of each of the Reporting Persons is One Manhattanville Road, Suite 201, Purchase, New York 10577.

Name of Designated Filer:  Apollo Management IV, L.P.

Date of Event Requiring Statement:  June 8, 2011

Issuer Name and Ticker or Trading Symbol:  Hughes Communications, Inc. (HUGH)

APOLLO INVESTMENT FUND IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its Managing General Partner

	By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF IV/RRRR LLC

By:	APOLLO MANAGEMENT IV, L.P.
Its Manager

By:		APOLLO MANAGEMENT, L.P.
Its General Partner

		By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

By: /s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP/RM ACQUISITION LLC

By:	APOLLO MANAGEMENT IV, L.P.
Its Manager

	By:	APOLLO MANAGEMENT, L.P.
Its General Partner

		By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

ST/RRRR LLC

By:	APOLLO MANAGEMENT IV, L.P.
Its Manager

	By:	APOLLO MANAGEMENT, L.P.
Its General Partner

		By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS IV, L.P.

By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT IV, INC.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	APOLLO PRINCIPAL HOLDINGS I GP, LLC
Its General Partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT IV, L.P.

By:	APOLLO MANAGEMENT, L.P.
Its General Partner

	By:		APOLLO MANAGEMENT GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	APOLLO MANAGEMENT HOLDINGS GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President